    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 2002


                                                       REGISTRATION NOS. 33-6745
                                                                        811-4718
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                [X]
              Post-Effective Amendment No.  21                           [X]
                                          and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                        [X]
              Amendment No.  22                                          [X]


                                   VAN KAMPEN
                              TAX FREE MONEY FUND

        (Exact Name of Registrant as Specified in Declaration of Trust)

      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555
              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, Including Area Code


                              A. THOMAS SMITH III


                          Vice President and Secretary


                         Van Kampen Tax Free Money Fund


                          1221 Avenue of the Americas,


                                   22nd Floor


                               New York, NY 10020

                    (Name and Address of Agent for Service)
                            ------------------------

                                   Copies To:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

          [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)

          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.

     IF APPROPRIATE CHECK THE FOLLOWING BOX:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Van Kampen Tax Free Money Fund
 -------------------------------------------------------------------------------

Van Kampen Tax Free Money Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 25, 2002


                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   4
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   7
Purchase of Shares..........................................   8
Redemption of Shares........................................  10
Distributions from the Fund.................................  12
Shareholder Services........................................  12
Federal Income Taxation.....................................  15
Financial Highlights........................................  17

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of high-quality municipal securities. Municipal securities generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects and the interest on municipal securities generally is exempt from federal income tax. Under normal market conditions, the Fund invests substantially all of the Fund's assets in municipal securities whose interest is exempt from federal income tax (including the federal alternative minimum tax) at the time of investment. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in money market securities with remaining maturities of not more than 12 months and with a dollar-weighted average maturity of not more than 90 days.

The Fund buys and sells securities for investment with a view to seeking a high level of tax-exempt interest income. In selecting securities for investment, the Fund's investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies. The Fund's investment adviser may sell such securities to adjust the average maturity or credit quality of the Fund's investment portfolio. The Fund's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

INCOME RISK. The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Fund because it invests in high-quality securities, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Fund because it invests in high-quality, short-term securities.

MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may from time to time invest a portion of its net assets in taxable securities. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Are in a high federal income tax bracket


- Seek current tax-exempt income and protection of capital through investments in municipal money market securities


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's shares over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                             2.46
1993                                                                             1.85
1994                                                                             1.98
1995                                                                             3.15
1996                                                                             2.75
1997                                                                             2.91
1998                                                                             2.82
1999                                                                             2.53
2000                                                                             3.36
2001                                                                             2.05


The Fund's return for the nine-month period ended September 30, 2002 was 0.15%. As a result of market activity, current performance may vary from the figures shown.



During the ten-year period shown in the bar chart, the highest quarterly return was 0.89% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.20% (for the quarter ended December 31, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows the Fund's average annual total returns for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED           PAST        PAST          PAST
    DECEMBER 31, 2001      1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------
    Van Kampen Tax
    Free Money Fund         2.05%       2.72%        2.57%
.................................................................



Investors can obtain the current 7-day yield of the Fund by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee                                    None
...........................................................
Exchange fee                                      None
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------
Management fees(1)                               0.50%
...........................................................
Distribution and/or service (12b-1) fees(2)      0.25%
...........................................................
Other expenses(1)                                0.68%
...........................................................
Total annual fund operating expenses(1)          1.43%
...........................................................



(1) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that actual total annual fund operating expenses for the fiscal year ended June 30, 2002 were 0.93%. The fee waivers or expense reimbursements can be terminated at any time.

(2) Shares are subject to a combined annual distribution and service fee of up to 0.25% of the Fund's average daily net assets. See "Purchase of Shares."


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Fund Shares              $146      $452       $782       $1,713
....................................................................


Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to maintain a constant net asset value of $1.00 per share. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund's net asset value will not vary or that the Fund will achieve its investment objective.

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of high-quality municipal securities. Municipal securities are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which (in the opinion of bond counsel or other counsel to the issuer or the Fund) is exempt from federal income tax at the time of issuance. Under normal market conditions, up to 100%, but not less than 80%, of the Fund's net assets are invested in such securities. All of the Fund's investments are subject to the limitation that they mature within one year of the date of their purchase or are subject to repurchase agreements maturing within one year. The foregoing policies in this paragraph are fundamental policies of the Fund and, like the Fund's investment objective, cannot be changed without shareholder approval. The Fund also may invest in obligations issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, or securities that are fully collateralized by such obligations or other securities acceptable to the Fund's investment adviser. Under normal market conditions, the Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities (or municipal securities subject to the federal alternative minimum tax) of at least comparable quality to the municipal securities in which the Fund invests.

The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in money market securities with remaining maturities of not more than 12 months and with a dollar-weighted average maturity of not more than 90 days.

The Fund invests in "high-quality" municipal securities which are securities (a) rated in one of the two highest ratings categories by any two nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") (e.g., at least AA by S&P or Aa by Moody's for bonds, at least MIG-2 or VMIG-2 by Moody's for short-term municipal securities or at least A-2 or SP-2 by S&P or P-2 by Moody's for municipal commercial paper) (or any one NRSRO if the instrument was rated by only one such organization) or (b) unrated municipal securities, if such securities are of comparable quality as determined in accordance with procedures established by the Fund's Board of Trustees or if such securities were long-term securities at the time of issuance but have remaining lives of 365 days or less and have received long-term ratings in one of the three highest long-term ratings categories by any two NRSROs (e.g., A or higher by S&P and Moody's) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. Subsequent downgrades in ratings may require reassessment of the credit risks presented by such securities and may even require their sale. NRSROs assign ratings based upon their opinions as to the quality of the securities they undertake to rate, but they do not base their assessment on the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality.

In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. The Fund focuses on those securities that meet maturity, quality and diversification standards with which money market funds must comply. While the Fund intends to hold portfolio securities until maturity, the Fund's investment adviser from time to time may sell such securities prior to maturity depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates or to maintain a stable share price or average maturity of the Fund's portfolio.

The Fund's dividend and yield are expected to change daily based upon changes in interest rates and other market conditions. Although the Fund is managed to maintain a stable $1.00 share price, there is no guarantee that the Fund will be able to do so.

                              MUNICIPAL SECURITIES

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.


The Fund invests in municipal securities scheduled to mature in twelve months or less, which includes, but is not limited to, tax, revenue, bond and grant anticipation notes; construction loan notes; tax-exempt commercial paper; and variable or floating rate demand notes. Anticipation notes generally are sold in anticipation of receiving future taxes, intergovernmental grants or other types of revenues such as those under state aid programs and generally are sold to obtain temporary funds for various public purposes. Construction loan notes generally are issued to provide short-term construction financing for multi-family housing projects, and frequently are insured by U.S. governmental agencies or instrumentalities. Tax-exempt commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. Variable rate instruments provide for adjustment of the interest rates on set dates and upon such adjustment can reasonably be expected to have market values that approximate amortized cost. Floating rate instruments provide for adjustment of the interest rates based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals, and at any time can reasonably be expected to have market values that approximate amortized cost. Demand instruments generally are long-term obligations which allow the purchaser, at its discretion, to redeem the securities before final maturity (typically 7 to 30 days), which under federal guidelines allow the Fund to consider such securities as having maturities less than the date on the face of such instrument. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.


The ability of the Fund to achieve its investment objective is dependent on a number of factors, including the skills of the Fund's investment adviser in purchasing municipal securities with higher yields and whose issuers have the continuing ability to meet their obligations for payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal securities are the product of a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. NRSROs assign ratings based upon their opinions as to the quality of the securities they undertake to rate, but they do not base their assessment on the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Additionally, from time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure, including recommending to the shareholders changes in the Fund's investment objective.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management and investment purposes, the Fund may engage in repurchase agreements collateralized by U.S. government securities. Such transactions are subject to the risk of default by the counterparty broker-dealer, bank or other financial institution to the transactions. Investments in repurchase agreements of more than seven days are limited in conjunction with the Fund's limitation in illiquid securities.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis, although no more than 25% of the Fund's total assets will be invested in such manner. The Fund accrues no income on such transactions until the Fund actually takes delivery of the securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund also may purchase municipal securities which provide for the right to resell them back to an issuer, a bank, or a broker-dealer at an agreed upon price or yield within a specified period of time prior to the maturity date of such securities. These securities are known as "put" securities or securities with stand-by commitments. The Fund may pay a higher price for such securities than would otherwise be paid for the same security without a put. The primary purpose of purchasing these securities is to permit the Fund to be as fully invested as practicable in municipal securities while at the same time providing the Fund with greater liquidity. The Fund's policy is to enter into these transactions only with issuers, banks or broker-dealers that are determined by the Fund's investment adviser to present minimal credit risks. If an issuer, bank or broker-dealer should default on its obligation to repurchase, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $65 billion under management or supervision as of September 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million                      0.500%
...................................................
    Next $500 million                       0.475%
...................................................
    Next $500 million                       0.425%
...................................................
    Over $1.5 billion                       0.375%
...................................................


Applying this fee schedule, the effective advisory fee rate (before fee waivers) was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2002. The Adviser voluntarily waived all of its advisory fees for the fiscal year ended June 30, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

Shares of the Fund are available without a sales charge at the net asset value per share. The Fund seeks to maintain a constant net asset value of $1.00 per share. Although such share price is not guaranteed, the Fund is managed and securities are purchased seeking to maintain a stable $1.00 per share.


The shares of the Fund are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


The offering price for shares is based upon the next calculation of net asset value per share after an order is received by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments, and becomes effective. An order becomes effective when Investor Services receives or converts the purchase amount into federal funds. Payment by check generally will be converted into federal funds on the second business day following receipt of payment for the order by Investor Services. Shares may be purchased on any business day by following the bank wire transfer instructions described below or by completing the application accompanying this Prospectus and forwarding the application, directly or through an authorized dealer, to Investor Services.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


INITIAL INVESTMENT BY BANK WIRE. To open an account by wire an investor should telephone Investor Services at (800) 341-2911 and provide the account registration, the address, tax identification number, the amount being wired and the name of the wiring bank. Investor Services furnishes the investor with an account number. The investor's bank should wire the specified amount along with the Fund and account number and account registration to the Fund's custodian:
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-1713, ABA-011000028, attention Van Kampen Investor Services Inc./Van Kampen Fund Account No. 9900-446-7. The investor should then immediately complete and mail the account application form to Investor Services. To receive same day credit to an account, the investor must call Investor Services, at the telephone number listed above, by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.


INITIAL INVESTMENT BY MAIL. To open an account by mail, an investor should send a check payable to the Fund along with a completed account application form to Investor Services.


SUBSEQUENT INVESTMENTS BY BANK WIRE. The investor's bank should wire the specified amount along with the Fund and account number and account registration to the Fund's custodian: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-1713, ABA-011000028, attention Van Kampen Investor Services Inc./Van Kampen Fund Account No. 9900-446-7. To receive same day credit to an account, the investor must call Investor Services at (800) 341-2911 by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.


SUBSEQUENT INVESTMENTS BY MAIL. Subsequent investments may be sent by mail to Investor Services, indicating the Fund and account number and account registration.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in shares of the Fund at net asset value without a sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and capital gain dividends from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

                               OTHER INFORMATION

The net asset value per share of the Fund is determined twice daily as of 12:00 p.m. and 4:00 p.m. New York time Monday through Friday except on customary business holidays or except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more or less frequently if deemed desirable. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding. The securities held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing a security at its cost and thereafter, applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the security. Further information about these procedures is contained in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to its shares. Under the Distribution Plan and Service Plan, the Fund may pay distribution fees in connection with the sale and distributions of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the shares of the Fund. The distribution and service fees on shares offered by the Fund are paid out of the Fund's assets on an ongoing basis and will increase the cost of your investment in the Fund. The net income attributable to shares of the Fund will be reduced by the amount of the distribution fees, service fees and other expenses.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256 or by telephone at
(800) 847-2424.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund at any time. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the next determined net asset value per share after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 12:00 p.m., New York time, will be processed that day and dividends for that day will not be earned. Requests received by Investor Services after 12:00 p.m., New York time, will be treated as requests to redeem as of 4:00 p.m., New York time so that the investor will receive that day's dividend. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

Shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's net investment income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities less any amortization of premium and the expenses of the Fund. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional full and fractional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise. Shareholders may elect to receive monthly payment of dividends in cash by written instruction to Investor Services.


Dividends are paid to shareholders of record immediately prior to the determination of net asset value. Investments begin earning dividends on the day federal funds are received by the Fund prior to 12:00 p.m., New York time. Any investments for which federal funds are received after 12:00 p.m. will begin receiving dividends on the next business day.


CAPITAL GAIN DIVIDENDS. Although the Fund expects that its distributions will consist primarily of dividends from interest income, the Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund (defined below) at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the shareholder. Checks can be written to the order of any person in any amount of $100 or more.


When a check is presented to the Fund's custodian bank, State Street Bank and Trust Company (the "Bank") for payment, full and fractional shares required to cover the amount of the check are redeemed from the shareholder's account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of shares held less than 15 calendar days, unless such shares have been paid for by bank wire. Any shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for Class A Shares of any Participating Fund (defined below) based on the next determined net asset value per share of each fund after requesting the exchange, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund which have not previously been charged a sales charge (except for shares issued under the reinvestment option) or that have been charged a lower sales charge than the sales charge applicable to the shares of the Participating Fund being acquired will have any applicable sales charge differential imposed upon an exchange into such Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system which is generally accessible 24 hours a day, seven days a week or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

While the Fund expects that a major portion of the Fund's income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of such investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deductions.

Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign tax status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Distributions of investment company taxable income made by the Fund will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder generally would not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information for the fiscal years ended June 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999 and 1998 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                       FISCAL YEAR ENDED JUNE 30,
                                                                        2002        2001        2000        1999        1998
      ---------------------------------------------------------------------------------------------------------------------------

      Net Asset Value, Beginning of the Period...................       $1.00       $1.00       $1.00       $1.00       $1.00
                                                                       ------      ------      ------      ------      ------
        Net Investment Income....................................         .01         .03         .03         .03         .03

      Less Distributions from Net Investment Income..............         .01         .03         .03         .03         .03
                                                                       ------      ------      ------      ------      ------

      Net Asset Value, End of the Period.........................       $1.00       $1.00       $1.00       $1.00       $1.00
                                                                       ======      ======      ======      ======      ======

      Total Return* (a)..........................................       0.94%       3.25%       2.88%       2.55%       2.93%
      Net Assets at End of the Period (In millions)..............       $39.2       $47.9       $36.3       $33.5       $32.0
      Ratio of Expenses to Average Net Assets* (b)...............        .93%        .82%        .88%        .84%        .83%
      Ratio of Net Investment Income to Average Net Assets *.....        .95%       3.18%       2.84%       2.53%       2.89%
       *If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets (b)................       1.43%       1.32%       1.38%       1.34%       1.40%
      Ratio of Net Investment Income to Average Net Assets.......        .45%       2.68%       2.34%       2.03%       2.32%


------------------------------------

(a) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .25%.



(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% and .02% for the years ended June 30, 2002 and 2001, respectively.


                   See Financial Statements and Notes thereto

                              For More Information


 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker



  - WEB SITE


    www.vankampen.com



  - FUNDINFO(R)


    Automated Telephone System 800-847-2424



DEALERS


  - WEB SITE


    www.vankampen.com



  - FUNDINFO(R)


    Automated Telephone System 800-847-2424



  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through (TDD), call 800-421-2833


VAN KAMPEN TAX FREE MONEY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Tax Free Money Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Tax Free Money Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Tax Free
Money Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 25, 2002


                                   PROSPECTUS


The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]

Act File No. is 811-4718.                                         TFMM PRO 10/02

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                              TAX FREE MONEY FUND

     Van Kampen Tax Free Money Fund's (the "Fund") investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Money Fund, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-3
Investment Restrictions.....................................    B-7
Trustees and Officers.......................................    B-8
Investment Advisory Agreement...............................    B-18
Other Agreements............................................    B-19
Distribution and Service....................................    B-20
Transfer Agent..............................................    B-22
Portfolio Transactions and Brokerage Allocation.............    B-22
Shareholder Services........................................    B-23
Redemption of Shares........................................    B-25
Net Asset Value.............................................    B-26
Taxation....................................................    B-26
Yield Information...........................................    B-32
Other Information...........................................    B-34
Description of Securities Ratings...........................    B-34
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-8



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 25, 2002.



                                                                  TFMM SAI 10/02

                              GENERAL INFORMATION

     The Fund was originally organized in 1986 as a Massachusetts business trust under the name Van Kampen Merritt Tax Free Income Fund. As of July 31, 1995, the Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free Money Fund. The Trust is a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.


     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers one class of shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Shares of the Trust entitle their holders to one vote per share. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote

(or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of October 1, 2002 no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding shares of the Fund, except as follows:



                                                              PERCENTAGE
                NAME AND ADDRESS OF HOLDER                    OWNERSHIP
                --------------------------                    ----------
J.J.B. Hilliard, W.L. Lyons, Inc. ........................       7.540%
  Jerome L. Robinson
  A/C 7141-0663
  501 S. 4th Street
  Louisville, KY 40202-2520
Jerome L. Robinson........................................       6.975%
  Re Merchants Bank of New York
  200 Old Palisade Rd Apt TH4
  Fort Lee, NJ 07024-7000
PFPC Brokerage Services...................................       6.410%
  FBO Primerica Financial Services
  211 S. Gulph Rd.
  King of Prussia, PA 19406-3101


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MONEY MARKET SECURITIES

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing the Fund's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.


     In accordance with Rule 2a-7, the Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 13 months or less and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks. Additionally, securities purchased for investment must be rated in one of the two highest rating categories for debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") (or any one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board of Trustees. The NRSROs currently rating instruments of the type the Fund may purchase include, among others, Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S & P").

     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that (i) the Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the Fund may invest, with limitations, more than 5% of its total assets in securities subject to a guarantee issued by a non-controlled person. First tier securities are those that have been rated in the highest rating category for short-term obligations by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities determined by the Fund's Board of Trustees to be comparable to those rated in the highest category. The Fund will be limited to 5% of the Fund's total assets for other permitted investments not in the first tier ("second tier securities"), with the investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1,000,000. As to each security, these percentages are measured at the time the Fund purchases the security.

     If a security's rating is downgraded, the Adviser and/or the Fund's Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a first tier security, the Adviser will promptly reassess whether the security continues to present minimal credit risk. If the Adviser becomes aware that any NRSRO has downgraded its rating of a second tier security or rated a previously unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it. If the Fund disposes of the security within five days of the Adviser learning of the downgrade, the Adviser will provide the Fund's Board of Trustees with subsequent notice of such downgrade. If a security is in default, ceases to be a security permitted for investment, is determined no longer to present minimal credit risks or if an event of insolvency as defined in Rule 2a-7 occurs, the Fund must dispose of the security as soon as practicable unless the Fund's Board of Trustees determines it would be in the best interests of the Fund not to dispose of the security. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

STAND-BY COMMITMENTS

     The Fund may acquire "stand-by commitments" with respect to municipal securities held by the Fund. Under a stand-by commitment, a bank or dealer from which municipal securities are acquired agrees to purchase from the Fund, at the Fund's option, the municipal securities at a specified price. Such commitments are sometimes called "liquidity puts." The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying municipal securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying municipal securities to a third party at any time.

     The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the

Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to enter into stand-by commitments only with banks and dealers which, in the opinion of the Fund's investment adviser, present minimal credit risks.

     The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Borrow money, except from banks for temporary or emergency purposes or in reverse repurchase transactions and then not in amounts in excess of 10% of its net assets at the time of borrowing. It can mortgage or pledge its assets only in connection with such borrowing and in amounts not in excess of 20% of the value of its net assets at the time of such borrowing. The Fund will not purchase any securities while it has any outstanding borrowings.

   3. Buy any securities "on margin" or sell any securities "short."

   4. Make investments for the purpose of exercising control or management except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   5. Purchase any security which is restricted as to disposition under federal securities laws or by contract or which are not readily marketable, or enter into a repurchase agreement maturing in more than seven days with respect to any security if, as a result, more than 10% of the Fund's total assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   6. Investment in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent as permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   7. Invest in interests in oil, gas or other mineral exploration or development programs.

   8. Make loans, except that the Fund can purchase and hold those publicly distributed debt securities which it is permitted to buy, and enter into repurchase agreements.

   9. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

  10. Purchase or sell real estate, commodities or commodity contracts.

     It is currently the operating policy of the Fund to limit the purchase of illiquid securities to 10% of the Fund's net assets.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee       Trustee    Private investor.                      55
1632 Morning Mountain Road               since 1995  Trustee/Director of funds in the
Raleigh, NC 27614                                    Fund Complex. Co- founder, and
                                                     prior to August 1996, Chairman,
                                                     Chief Executive Officer and
                                                     President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a
                                                     subsidiary of Getinge Industrier
                                                     AB), a company which develops,
                                                     manufactures, markets and
                                                     services medical and scientific
                                                     equipment.
Jerry D. Choate (63)        Trustee       Trustee    Trustee/Director of funds in the       55       Director of Amgen
53 Monarch Bay Drive                     since 1999  Fund Complex. Prior to January                  Inc., a
Dana Point, CA 92629                                 1999, Chairman and Chief                        biotechnological
                                                     Executive Officer of the Allstate               company, and Director
                                                     Corporation ("Allstate") and                    of Valero Energy
                                                     Allstate Insurance Company. Prior               Corporation, an
                                                     to January 1995, President and                  independent refining
                                                     Chief Executive Officer of                      company.
                                                     Allstate. Prior to August 1994,
                                                     various management positions at
                                                     Allstate.
Linda Hutton Heagy (54)     Trustee       Trustee    Regional Managing Partner of           55
Sears Tower                              since 1995  Heidrick & Struggles, an
233 South Wacker Drive                               executive search firm.
Suite 7000                                           Trustee/Director of funds in the
Chicago, IL 60606                                    Fund Complex. Trustee on the
                                                     University of Chicago Hospitals
                                                     Board, Vice Chair of the Board of
                                                     the YMCA of Metropolitan Chicago
                                                     and a member of the Women's Board
                                                     of the University of Chicago.
                                                     Prior to 1997, Partner, Ray &
                                                     Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996,
                                                     Trustee of The International
                                                     House Board, a fellowship and
                                                     housing organization for
                                                     international graduate students.
                                                     Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior
                                                     to 1992, Executive Vice President
                                                     of La Salle National Bank.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)       Trustee       Trustee    Director and President, German         55
1744 R Street, N.W.                      since 1993  Marshall Fund of the United
Washington, D.C. 20009                               States, an independent U.S.
                                                     foundation created to deepen
                                                     understanding, promote
                                                     collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc.,
                                                     a managed futures and option
                                                     company that invests money for
                                                     individuals and institutions.
                                                     Prior to 1992, President and
                                                     Chief Executive Officer, Director
                                                     and member of the Investment
                                                     Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (66)         Trustee       Trustee    President, Nelson Investment           55
423 Country Club Drive                   since 1986  Planning Services, Inc., a
Winter Park, FL 32789                                financial planning company and
                                                     registered investment adviser in
                                                     the State of Florida. President,
                                                     Nelson Ivest Brokerage Services
                                                     Inc., a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and Securities
                                                     Investors Protection Corp.
                                                     Trustee/Director of funds in the
                                                     Fund Complex.
Suzanne H. Woolsey (60)     Trustee       Trustee    Chief Communications Officer of        55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  the National Academy of Sciences/               Corporation, a
N.W.                                                 National Research Council, an                   pharmaceutical
Room 285                                             independent, federally chartered                company, since
Washington, D.C. 20418                               policy institution, since 2001                  January 1998.
                                                     and previously Chief Operating
                                                     Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the
                                                     Fund Complex. Director of the
                                                     Institute for Defense Analyses, a
                                                     federally funded research and
                                                     development center, Director of
                                                     the German Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice Chair
                                                     of the Board of the Council for
                                                     Excellence in Government. Prior
                                                     to 1993, Executive Director of
                                                     the Commission on Behavioral and
                                                     Social Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National Research
                                                     Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.

                              INTERESTED TRUSTEES*



                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee       Trustee    President and Chief Operating          55
1221 Avenue of the                       since 1999  Officer of Morgan Stanley
Americas                                             Investment Management since
New York, NY 10020                                   December 1998. President and
                                                     Director since April 1997 and
                                                     Chief Executive Officer since
                                                     June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan
                                                     Stanley Distributors Inc. since
                                                     June 1998. Chairman and Chief
                                                     Executive Officer since June
                                                     1998, and Director since January
                                                     1998 of Morgan Stanley Trust.
                                                     Director of various Morgan
                                                     Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since
                                                     May 1999. Trustee/ Director of
                                                     funds in the Fund Complex.
                                                     Previously Chief Strategic
                                                     Officer of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice
                                                     President of the Morgan Stanley
                                                     Funds May 1997-April 1999, and
                                                     Executive Vice President of Dean
                                                     Witter, Discover & Co. prior to
                                                     May 1997.
Richard F. Powers, III*     Trustee and   Trustee    Chairman, President, Chief             92
(56)                        President    since 1999  Executive Officer, Director and
1 Parkview Plaza                                     Managing Director of Van Kampen
P.O. Box 5555                                        Investments. Chairman, Director
Oakbrook Terrace, IL 60181                           and Chief Executive Officer of
                                                     the Advisers, the Distributor and
                                                     Van Kampen Advisors Inc. since
                                                     1998. Managing Director of the
                                                     Advisers, the Distributor and Van
                                                     Kampen Advisors Inc. since July
                                                     2001. Director and Officer of
                                                     certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales
                                                     and Marketing Officer of Morgan
                                                     Stanley. Asset Management,
                                                     Trustee/Director and President or
                                                     Trustee, President and Chairman
                                                     of the Board of funds in the Fund
                                                     Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (63)       Trustee       Trustee    Partner in the law firm of             92
333 West Wacker Drive                    since 1986  Skadden, Arps, Slate, Meagher &
Chicago, IL 60606                                    Flom (Illinois), legal counsel to
                                                     funds in the Fund Complex.
                                                     Trustee/Director/ Managing
                                                     General Partner of funds in the
                                                     Fund Complex.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President       Officer    Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment     Officer    Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (45)      Vice President and   Officer    Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President       Officer    Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,      Officer    Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1989  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President       Officer    Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Open-End Fund Complex
                                                     -------------------------------------------
                                                                     Aggregate
                                                                     Estimated
                                                      Aggregate       Maximum          Total
                                                     Pension or       Annual       Compensation
                                       Aggregate     Retirement    Benefits from      before
                                     Compensation     Benefits     the Open-End    Deferral from
                                        before       Accrued as       Complex        Open-End
                                     Deferral from     Part of       Fund Upon         Fund
              Name(1)                the Trust(2)    Expenses(3)   Retirement(4)    Complex(5)
              -------                -------------   -----------   -------------   -------------
J. Miles Branagan                       $1,036         $55,340        $60,000        $124,400
Jerry D. Choate                            836          19,952         60,000         112,000
Linda Hutton Heagy                         836           5,454         60,000         112,000
R. Craig Kennedy                         1,036           3,654         60,000         124,400
Jack E. Nelson                           1,036          27,520         60,000         124,400
Wayne W. Whalen                          1,036          18,424         60,000         124,400(5)
Suzanne H. Woolsey                       1,036          12,355         60,000         124,400


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees for the Fund and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended June 30, 2002. The following trustees deferred compensation from the Fund during the fiscal year ended June 30, 2002: Mr. Branagan, $1,036; Mr. Choate, $836; Ms. Heagy, $836; Mr. Kennedy, $464; Mr. Nelson, $1,036; and Mr. Whalen, $1,036. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended June 30, 2002 is as follows: Mr. Branagan, $11,155; Mr. Choate, $2,284; Ms. Heagy, $5,988; Mr. Sisto, $4,566; Mr. Kennedy, $13,508; Mr. Miller, $5,211;
    Mr. Nelson, $25,392; Mr. Rooney, $4,067 and Mr. Whalen, $14,316. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $276,650 during the calendar year ended December 31, 2001.



     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each Committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) referred to herein as "Independent Trustees" or "non-interested trustees").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account or internal controls.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson, and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held 2 meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan. The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2001, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Open End Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2001 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES



                                             AGGREGATE DOLLAR RANGE OF EQUITY
                       DOLLAR RANGE OF    SECURITIES IN ALL REGISTERED INVESTMENT
                      EQUITY SECURITIES    COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE          IN THE FUND               OPEN END FUND COMPLEX
---------------       -----------------   ---------------------------------------
J. Miles Branagan           none                       over $100,000
Jerry D. Choate             none                      $10,001-$50,000
Linda Hutton Heagy          none                      $10,001-$50,000
R. Craig Kennedy            none                       over $100,000
Jack E. Nelson              none                           none
Suzanne H. Woolsey          none                      $10,001-$50,000



INTERESTED TRUSTEES



                                               AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF    SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES    COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE            IN THE FUND               OPEN END FUND COMPLEX
---------------         -----------------   ---------------------------------------
Mitchell M. Merin                none                    over $100,000
Richard F. Powers, III           none                    over $100,000
Wayne W. Whalen            $1-$10,000                    over $100,000



     As of October 1, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.



     During the fiscal years ended June 30, 2002, 2001 and 2000, the Adviser received no advisory fees from the Fund after fee waivers. During the fiscal years ended June 30, 2002, 2001 and 2000, the investment advisory fee earned before fee waivers was approximately $172,700, $157,810 and $176,300.


                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended June 30, 2002, 2001 and 2000, Advisory Corp. received approximately $13,600, $11,600 and $12,700, respectively, in accounting service fees from the Fund.

     Legal Services Agreement. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended June 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $20,300, $12,100 and $6,500, respectively, in legal service fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     The Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan"). The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets in connection with distribution of the shares and in connection with the provision of ongoing services to shareholders. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.



     The Distributor must submit quarterly reports to the Board of Trustees setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares.


     In any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the

Fund only pays the plan fees for such year. There is no carryover of any unreimbursed actual net expenses to succeeding years. For the fiscal year ended June 30, 2002, the Fund's aggregate expenses paid under the Plans were $86,155 or 0.25% of the Fund's average daily net assets.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     During the past three years, the Fund paid no commissions to brokers on the purchase or sale of portfolio securities.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers, by bank wire or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on shares of the Fund invested into shares of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh Plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                                NET ASSET VALUE

     Calculations are made to compare the amortized cost basis of the portfolio with current market rates at such intervals as the Fund or the Board of Trustees deem appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the price per share based on amortized cost. Market valuations are obtained using market quotations provided by market makers, estimates of market values or values obtained from published yield data of money market instruments. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include, among other things: selling Fund securities prior to maturity; shortening the average maturity of the Fund; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and exercise taxes. The Fund will monitor its transactions and may make certain elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during the year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS


     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not



     - an individual who is a citizen or resident of the United States;



     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;



     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or



     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.



A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder if such shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8 BEN certifying the shareholder's non-United States status.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.



     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in case of a Non-U.S. Shareholder) (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                               YIELD INFORMATION

     From time to time the Fund may advertise its "yield" and "effective yield."

     Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The yield of the Fund is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven-calendar-day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The Fund may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield and effective yield quoted at any time represent the amounts being earned on a current basis for the indicated period and are a function of the types of instruments held in the Fund's portfolio, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar-weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield and effective yield fluctuate daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield and effective yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction.

     Other funds of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Fund could vary upwards or downwards if another method of calculation or base period were used.

     Additionally, since yield and effective yield fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield and effective yield are generally a function of the types of instruments held in a fund's portfolio, their quality, and length of maturity, such Fund's operating expenses and market conditions.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may include the yield quotation as of a current period. Such yield information will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar-cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed yields.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       DESCRIPTION OF SECURITIES RATINGS

     Below is a description of the two highest rating categories for short-term debt obligations and long-term debt obligations by the "nationally recognized statistical rating organizations." The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

                            SHORT-TERM DEBT RATINGS

     MOODY'S INVESTORS SERVICE, INC. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of one year), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

PRIME-1: Superior ability for repayment. Ability will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Strong ability for repayment. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
           Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME-3: Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     The following rating designations for state and municipal notes, are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

MIG-1/
VMIG-1:    This designation denotes superior credit quality.
           Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
MIG-2/
VMIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3/
VMIG-3:    This designation denotes acceptable credit quality.
           Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     STANDARD & POOR'S ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

   A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
   A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
   A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     The following ratings by S&P for state and municipal notes assess the likelihood of payment:

  SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
  SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     FITCH IBCA, DUFF & PHELPS. Fitch's short-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     Short-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet the financial commitments in a timely manner.

   F-1: Highest credit quality, indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
   F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
   F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F-1".

                             LONG-TERM DEBT RATINGS

     These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations. Bonds (including municipal bonds) are rated as follows:

MOODY'S INVESTORS SERVICE, INC.:

   AAA: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.
    AA: Judged to be of high quality by all standards. Together with "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
     A: Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" and "A" rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S:

    AAA: The highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
     AA: Differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
      A: Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

FITCH IBCA, DUFF & PHELPS

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
      A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Free Money Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Tax Free Money Fund (the "Fund"), as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended June 30, 1999 were audited by other auditors whose report dated July 28, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
August 6, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                  DISCOUNT
                                                                  YIELD ON
                                                                  DATE OF
                                                                  PURCHASE
PAR                                                                  OR
AMOUNT                                                 MATURITY    COUPON     AMORTIZED
(000)     DESCRIPTION                                    DATE       RATE        COST
          MUNICIPAL BONDS 99.7%
          7 DAY FLOATERS  40.3%
$1,500    Connecticut St Hlth & Ed Fac Auth Rev Yale
          Univ Ser U.................................. 07/03/02    1.000%    $ 1,500,000
 1,500    Floyd Cnty, GA Dev Auth Rev Berry College
          Inc Proj (LOC: SunTrust Bank)............... 07/03/02    1.250       1,500,000
 1,000    Franklin Cnty, TN Hlth & Ed Fac Univ of the
          South (LOC: SunTrust Bank).................. 07/03/02    1.250       1,000,000
 1,000    Gibson Cnty, IN Pollun Ctl Rev Toyota Mtr
          Mfg Proj Ser A.............................. 07/03/02    1.300       1,000,000
 1,175    Illinois Dev Fin Auth Rev American
          Osteopathic Assn (LOC: Harris Trust &
          Savings Bank)............................... 07/04/02    1.250       1,175,000
   500    Illinois Dev Fin Auth Rev Roosevelt Univ
          Proj (LOC: American Natl Bank & Trust of
          Chicago).................................... 07/03/02    1.250         500,000
 1,000    Illinois Dev Fin Auth Rev Roosevelt Univ Ser
          1995 (LOC: American Natl Bank & Trust of
          Chicago).................................... 07/03/02    1.250       1,000,000
 1,000    Louisiana Loc Govt Envir Fac Cmnty Dev Auth
          Rev Shreveport Indpt (MBIA Insd)............ 07/04/02    1.400       1,000,000
 1,500    Missouri High Ed Student Ln Auth (LOC: State
          Street Bank & Trust Co.).................... 07/03/02    1.250       1,500,000
 1,500    North Miami, FL Ed Fac Rev Miami Cntry Day
          Sch Proj (LOC: Bank of America)............. 07/04/02    1.300       1,500,000
   910    Quad Cities Regl Econ Dev Auth IL Indl Dev
          Rev Var Seaberg Inds Inc Proj (LOC: Wells
          Fargo Bank)................................. 07/04/02    1.450         910,000
 1,700    Seattle, WA Wtr Sys Rev (LOC: Bayeriche
          Landesbank Girozent)........................ 07/03/02    1.200       1,700,000
 1,500    Washington St Hsg Fin Comm Multi-Family Mtg
          Rev Rfdg (LOC: Harris Trust & Savings
          Bank)....................................... 07/02/02    1.450       1,500,000
                                                                             -----------
          TOTAL 7 DAY FLOATERS............................................    15,785,000
                                                                             -----------
          DAILY VARIABLE RATE SECURITIES  38.0%
 2,000    Delaware Cnty, PA Indl Dev Auth Dates United
          Parcel Svc Proj............................. 07/01/02    1.900       2,000,000
 1,800    Farmington, NM Pollutn Ctl Rev AZ Pub Ser Co
          Ser B Rfdg (LOC: Barclays Bank)............. 07/01/02    1.800       1,800,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002

                                                                  DISCOUNT
                                                                  YIELD ON
                                                                  DATE OF
                                                                  PURCHASE
PAR                                                                  OR
AMOUNT                                                 MATURITY    COUPON     AMORTIZED
(000)     DESCRIPTION                                    DATE       RATE        COST
          DAILY VARIABLE RATE SECURITIES (CONTINUED)
$1,765    Iowa Fin Auth Rev Burlington Med Ctr (FSA
          Insd)....................................... 07/01/02    1.900%    $ 1,765,000
 1,425    Jackson Cnty, MS Port Fac Rev Chevron USA
          Inc. Proj Rfdg.............................. 07/01/02    1.850       1,425,000
 1,175    New York City, NY Ser B (FGIC Insd)......... 07/01/02    1.750       1,175,000
 2,500    New York City, NY Ser B (FGIC Insd)......... 07/01/02    1.750       2,500,000
 2,410    Sullivan Cnty, TN Indl Dev Brd Pollutn Ctrl
          Rev (LOC: Union Bank of Switzerland)........ 07/01/02    1.900       2,410,000
 1,800    Uinta Cnty, WY Pollutn Ctl Rev Chevron USA
          Inc. Proj Rfdg.............................. 07/01/02    1.750       1,800,000
                                                                             -----------
          TOTAL DAILY VARIABLE RATE SECURITIES 38.0%......................    14,875,000
                                                                             -----------
          BONDS/NOTES  21.4%
   500    Arizona St Transn Brd Excise Tax Rev
          Maricopa Cnty Regl Area B (AMBAC Insd)...... 07/01/02    6.000         500,000
   500    Arlington, TX Rfdg.......................... 08/15/02    4.900         501,454
 1,600    Denver CO City & Cnty Rfdg Ser A............ 08/01/02    5.000       1,604,521
 1,390    Maryland St Dept of Transn.................. 10/15/02    5.000       1,404,023
 1,000    Minnesota St................................ 10/01/02    5.000       1,008,695
   800    Minnesota St................................ 10/01/02    5.600         807,265
   650    Shelby Cnty TN Pub Impt Ser A............... 06/01/03    5.625         673,403
   400    South TX Cmnty College Dist TX (AMBAC
          Insd)....................................... 08/15/02    8.500         403,335
 1,500    Texas St Tax & Rev Antic.................... 08/29/02    3.750       1,503,052
                                                                             -----------
          TOTAL BONDS/NOTES...............................................     8,405,748
                                                                             -----------
TOTAL INVESTMENTS  99.7% (A)..............................................    39,065,748
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...............................       101,556
                                                                             -----------

NET ASSETS  100.0%........................................................   $39,167,304
                                                                             ===========

(a) At June 30, 2002, the cost is identical for both book and federal income tax purposes.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $39,065,748
Cash........................................................        9,551
Receivables:
  Interest..................................................      194,236
  Fund Shares Sold..........................................       40,095
Other.......................................................       91,038
                                                              -----------
    Total Assets............................................   39,400,668
                                                              -----------
LIABILITIES:
Payables:
  Shareholder Reports.......................................       30,455
  Distributor and Affiliates................................       28,512
  Fund Shares Repurchased...................................       15,737
  Income Distributions......................................        8,999
Trustees' Deferred Compensation and Retirement Plans........      128,267
Accrued Expenses............................................       21,394
                                                              -----------
    Total Liabilities.......................................      233,364
                                                              -----------
NET ASSETS..................................................  $39,167,304
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $39,167,304
                                                              -----------
NET ASSETS
(Equivalent to $1.00 per share for 39,185,215 shares
  outstanding)..............................................  $39,167,304
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2002

INVESTMENT INCOME:
Interest....................................................  $644,892
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................   172,710
Distribution (12b-1) and Service Fees.......................    86,155
Shareholder Services........................................    65,463
Shareholder Reports.........................................    45,179
Registration and Filing Fees................................    30,573
Legal.......................................................    21,760
Trustees' Fees and Related Expenses.........................    18,385
Custody.....................................................     8,192
Other.......................................................    44,037
                                                              --------
    Total Expenses..........................................   492,454
    Investment Advisory Fee Reduction.......................   172,710
    Less Credits Earned on Cash Balances....................     3,677
                                                              --------
    Net Expenses............................................   316,067
                                                              --------
NET INVESTMENT INCOME.......................................  $328,825
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $328,825
                                                              ========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED       YEAR ENDED
                                                        JUNE 30, 2002    JUNE 30, 2001
                                                        ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................    $     328,825    $   1,004,025
Distributions from Net Investment Income............         (328,825)      (1,004,025)
                                                        -------------    -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................              -0-              -0-
                                                        -------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................      121,391,801      123,808,898
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................          328,825        1,004,025
Cost of Shares Repurchased..........................     (130,502,791)    (113,124,219)
                                                        -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..       (8,782,165)      11,688,704
                                                        -------------    -------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............       (8,782,165)      11,688,704
NET ASSETS:
Beginning of the Period.............................       47,949,469       36,260,765
                                                        -------------    -------------
End of the Period...................................    $  39,167,304    $  47,949,469
                                                        =============    =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED JUNE 30,
                                              -------------------------------------
                                              2002    2001    2000    1999    1998
                                              -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $1.00   $1.00   $1.00   $1.00   $1.00
                                              -----   -----   -----   -----   -----
Net Investment Income.......................    .01     .03     .03     .03     .03
Less Distributions from Net Investment
  Income....................................    .01     .03     .03     .03     .03
                                              -----   -----   -----   -----   -----
NET ASSET VALUE, END OF THE PERIOD..........  $1.00   $1.00   $1.00   $1.00   $1.00
                                              =====   =====   =====   =====   =====

Total Return* (a)...........................  0.94%   3.25%   2.88%   2.55%   2.93%
Net Assets at End of the Period (In
  millions).................................  $39.2   $47.9   $36.3   $33.5   $32.0
Ratio of Expenses to Average Net
  Assets* (b)...............................   .93%    .82%    .88%    .84%    .83%
Ratio of Net Investment Income to Average
  Net Assets*...............................   .95%   3.18%   2.84%   2.53%   2.89%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b)................................  1.43%   1.32%   1.38%   1.34%   1.40%
Ratio of Net Investment Income to Average
  Net Assets................................   .45%   2.68%   2.34%   2.03%   2.32%

(a) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% and .02% for the years ended June 30, 2002 and 2001, respectively.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio investment is valued at cost and any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the investment.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

D. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

E. EXPENSE REDUCTIONS During the year ended June 30, 2002, the Fund's custody fee was reduced by $3,677 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .500%
Next $500 million...........................................       .475%
Next $500 million...........................................       .425%
Over $1.5 billion...........................................       .375%

    For the year ended June 30, 2002, the Adviser voluntarily waived $172,710 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 2002, the Fund recognized expenses of approximately $1,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $33,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $48,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

trustees. Investments in such funds of $86,134 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2002 and 2001, capital aggregated $39,167,304 and $47,949,469, respectively. Transactions in shares were as follows:

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2002    JUNE 30, 2001
Beginning Shares.......................................    47,967,380       36,278,684
                                                         ------------     ------------
Shares Sold............................................   121,391,801      123,808,898
Shares Issued Through Dividend Reinvestment............       328,825        1,004,017
Shares Repurchased.....................................  (130,502,791)    (113,124,219)
                                                         ------------     ------------
Net Change in Shares Outstanding.......................    (8,782,165)      11,688,696
                                                         ------------     ------------
Ending Shares..........................................    39,185,215       47,967,380
                                                         ============     ============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $22,700 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $200.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


    (a)(1)     Declaration of Trust(2)
       (2)     Certificate of Amendment(4)
    (b)        Bylaws(2)
    (d)        Investment Advisory Agreement(3)
    (e)(1)     Distribution and Service Agreement(3)
       (2)     Form of Dealer Agreement(1)
       (3)     Form of Broker Fully Disclosed Clearing Agreement(1)
       (4)     Form of Bank Fully Disclosed Clearing Agreement(1)
    (f)(1)     Form of Trustee Deferred Compensation Plan(5)
       (2)     Form of Trustee Retirement Plan(5)
 (g)(1)(a)     Custodian Contract(3)
       (b)     Amendment to Custodian Contract+
       (2)     Transfer Agency and Service Agreement(3)
    (h)(1)     Fund Accounting Agreement(3)
       (2)     Amended and Restated Legal Services Agreement(3)
    (i)(1)     Opinion of Skadden, Arps, Slate, Meagher & Flom
                  (Illinois)(1)
       (2)     Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
    (j)(1)     Consent of Ernst & Young LLP+
       (2)     Consent of KPMG LLP+
       (k)     Not applicable
       (l)     Not applicable
    (m)(1)     Plan of Distribution pursuant to Rule 12b-1(2)
       (2)     Form of Shareholder Assistance Agreement(2)
       (3)     Form of Administrative Services Agreement(2)
       (4)     Form of Shareholder Servicing Agreement+
       (5)     Amended and Restated Service Plan+
    (p)(1)     Code of Ethics of the Adviser and Distributor+
       (2)     Code of Ethics of the Funds(7)
    (q)        Power of Attorney+
    (z)(1)     List of certain investment companies in response to Item
                  27(a)+
       (2)     List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


-------------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-6745, filed August 3, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, File No. 33-6745, filed October 28, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, File No. 33-6745, filed October 27, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File No. 33-6745, filed September 29, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Nos. 2-12685 and 811-739, filed April 29, 1999.

(6) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 33-6745, filed October 28, 1999.


(7) Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, File No. 33-6745, filed October 25, 2000.


 +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS


     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.



     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the trustees and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153; or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TAX FREE MONEY FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of October, 2002.

                                        VAN KAMPEN TAX FREE MONEY FUND

                                        By:     /s/  A. THOMAS SMITH III

                                           -------------------------------------

                                              A. Thomas Smith III, Assistant
                                                         Secretary


     Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed on October 25, 2002, by the following persons in the capacities indicated.



                    SIGNATURES                                            TITLE
                    ----------                                            -----
Principal Executive Officer:
             /s/  RICHARD F. POWERS, III*                         Trustee and President
---------------------------------------------------
              Richard F. Powers, III
Principal Financial Officer:

                  /s/  JOHN L. SULLIVAN*               Vice President, Chief Financial Officer and
---------------------------------------------------                      Treasurer
                 John L. Sullivan
Trustees:

                 /s/  J. MILES BRANAGAN*                                 Trustee
---------------------------------------------------
                 J. Miles Branagan

                   /s/  JERRY D. CHOATE*                                 Trustee
---------------------------------------------------
                  Jerry D. Choate

               /s/  LINDA HUTTON HEAGY*                                  Trustee
---------------------------------------------------
                Linda Hutton Heagy

                  /s/  R. CRAIG KENNEDY*                                 Trustee
---------------------------------------------------
                 R. Craig Kennedy

                /s/  MITCHELL M. MERIN*                                  Trustee
---------------------------------------------------
                 Mitchell M. Merin

                    /s/  JACK E. NELSON*                                 Trustee
---------------------------------------------------
                  Jack E. Nelson

                  /s/  WAYNE W. WHALEN*                                  Trustee
---------------------------------------------------
                  Wayne W. Whalen

              /s/ SUZANNE H. WOOLSEY*                                    Trustee
---------------------------------------------------
                Suzanne H. Woolsey
---------------
           * Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.
                /s/  A. THOMAS SMITH III                             October 25, 2002
 ------------------------------------------------
                A. Thomas Smith III
                 Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 21 TO FORM N-1A



 EXHIBIT
 NUMBER                                EXHIBIT
 -------                               -------
(g)(1)(b)    Amendment to Custodian Contract
   (i)(2)    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
   (j)(1)    Consent of Ernst & Young LLP
      (2)    Consent of KPMG LLP
   (m)(4)    Form of Shareholder Servicing Agreement
   (m)(5)    Amended and Restated Service Plan
   (p)(1)    Code of Ethics of the Adviser and Distributor
      (q)    Power of Attorney
   (z)(1)    List of certain investment companies in response to Item
             27(a)
      (2)    List of Officers and Directors of Van Kampen Funds Inc. in
             response to Item 27(b)